Exhibit 99.1
[GRAPHIC OMITTED][GRAPHIC OMITTED]
BALDWIN & LYONS, INC.
PROTECTIVE INSURANCE COMPANY
SAGAMORE INSURANCE COMPANY
B & L INSURANCE, LTD. (BERMUDA)
[OBJECT OMITTED]
1099 North Meridian Street
Indianapolis, IN 46204
(317) 636-9800


Subj:  Baldwin & Lyons, Inc.                                  September 30, 2004
       Announcement of Hurricane               Press Contact: G. Patrick Corydon
          Exposure                                     (317) 636-9800 (ext. 355)
                                                     corydon@baldwinandlyons.com


       INDIANAPOLIS, INDIANA, SEPTEMBER 30, 2004--Baldwin & Lyons, Inc. (NASD:
BWINA, BWINB) today announced that it expects exposure from the four September hurricanes to be $5 to $6 million, before taxes. The Baldwin & Lyons Group's exposure to hurricane loss comes from its reinsurance assumed division of Protective Insurance Company.